UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) - July 14, 2006
                                                           -------------

                        PENNFED FINANCIAL SERVICES, INC.
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             (Exact name of Registrant as specified in its charter)


             Maryland                     0-24040              22-3297339
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(State or other jurisdiction of         (Commission         (I.R.S. Employer
 incorporation or organization)         File Number)      Identification Number)


622 Eagle Rock Avenue, West Orange, New Jersey                  07052-2989
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  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (973) 669-7366
                                                    ----------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

         On July 14, 2006, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1, announcing the annual meeting date.

Item 9.01.  Financial Statements and Exhibits

         (c)  Exhibits

                  Regulation
                  S-K Exhibit
                     Number                               Document
                  -----------                        -------------------
                      99.1                           Press Release dated
                                                     July 14, 2006

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                PENNFED FINANCIAL SERVICES, INC.



Date: July 14, 2006                             By:  /s/ Joseph L. LaMonica
                                                     ---------------------------
                                                     Joseph L. LaMonica
                                                     President and Chief
                                                     Executive Officer